PACIFIC MERCANTILE BANK

IRREVOCABLE STANDBY LETTER OF CREDIT

DATE: 5/15/2007

LETTER OF CREDIT NO. 600704242

AMOUNT U.S. $1,825,000.00

ISSUING AND ADVISING BANK

PACIFIC MERCANTILE BANK

949 South Coast Dr., Ste. 300

Costa Mesa, CA 92626

APPLICANT NAME AND ADDRESS:

HIGH CAPITAL FUNDING LLC

333 Sandy Springs Circle, Suite 230

Atlanta, GA 30328

IN FAVOR OF

CONVERTED ORGANICS INC.

7A Commercial Wharf West

Boston, MA 02110

EXPIRATION DATE:

April 7, 2008 6:00 PM PST

(Drafts to be drawn and presented to the Issuing Bank on or before this date. See additional provisions below regarding expiration and renewal conditions.)

Gentlemen:

We hereby establish our Irrevocable Letter of Credit in favor of Converted Organics Inc. (the Beneficiary), at the request of High Capital Funding, LLC. We authorize you to draw on Pacific Mercantile Bank located at 949 South Coast Dr., Ste. 300, Costa Mesa, CA 92626 up to an aggregate amount of $1,825,000.00 US Dollars (available by your drafts at sight).

Available by drafts drawn at sight, on Issuing Bank, when accompanied by the following documents:

1. Beneficiary’s signed statement as follows:

This Standby Letter of Credit (No. 600704242) may be drawn down one time in any amount up to $1,825,000 upon presentation to Pacific Mercantile Bank by Converted Organics Inc. (COIN) between February 16, 2008 and 6:00 PM PST March 17, 2008 of a Certificate of Drawdown signed by its Chief Executive Officer and Chief Financial Officer attesting to:

1.1 The amount of net proceeds1 if any, received by COIN from the issuance of equity subsequent to the closing of its IPO on February 16 2007.

1.2 The amount of net proceeds, if any, received by COIN from the Issuance of debt (which is subordinated to the $17,500,000 principal amount of NJ EDA Solid Waste Revenue Bonds sold to Oppenheimer Funds, Inc. on February 16, 2007).

The amount of the drawdown and the information in 1.1 and 1.2 above shall be in the form of “The Certificate of Drawdown” attached hereto.

2. All drafts drawn hereunder must be marked: Drawn under Pacific Mercantile Bank’s Letter of Credit number

600704242, and signed by an authorized officer of Beneficiary (or one purporting to be an authorized officer).

3. The original Standby Letter of Credit.

ADDITIONAL.PROVISIONS:

1. Pacific Mercantile Bank shall pay the drawdown amount to the Beneficiary on the fifteenth business day following presentation of the documents specified in items 1, 2 and 3 in the above section to Pacific Mercantile Bank.

2. Any one Beneficiary or all Beneficiaries, acting Individually or jointly, may draw on this Letter of Credit in whole or in part, and any action taken by any Beneficiary hereunder shall bind all of them.

3. Notwithstanding any related matters governing maturity dates as stated above, this LETTER OF CREDIT shall expire IN FULL AND FINALLY on 4/7/2008 6:00 PM PST. Advising Bank will consider reissuance of this Letter of Credit upon request by Applicant.

We engage with you that all drafts drawn under and in compliance with the terms of this credit will be duly honored if presented at this office on or before the original expiration date or any automatically extended date, as hereinbefore set forth, we confirm credit and hereby undertake that all drafts drawn and presented will be duly honored by us. PACIFIC MERCANTILE BANK is authorized to debit the Applicant’s account for any unpaid fees and charges hereon.

This Letter of Credit is to be subject to and governed International Standby Practices 98 (1SP96), International Chamber of Commerce Publication No. 590.

PACIFIC MERCANTILE BANK

949 South Coast Drive

Costa Mesa, CA 92626

By

Richard G. Bushman

Vice-President, Credit Administration

By:

Bradford G. Hoover

Executive Vice President

Chief Credit Officer

EXHIBIT A

FORM OF CERTIFICATE OF DRAWDOWN

PACIFIC MERCANTILE BANK

STANDBY LETTER OF CREDIT No. 600704242

This Standby Letter of Credit No. 600704242 may be drawn down one time in any amount up to $ 1,825,000 upon presentation to Pacific Mercantile Bank by Converted Organics, Inc. (COIN) between February 16, 2008 and 6:00 PM PST March 17,2008 a Certificate of Drawdown signed by its Chief Executive Officer and Chief Financial Officer attesting to:

1. The amount of net proceeds, if any, received by COIN from the issuance of equity subsequent to the closing of its IPO on February 16, 2007 is $

2. The amount of net proceeds, if any, received by COIN from the issuance of debt (which is subordinated to the $17,500,000 principal amount of NJ EDA Solid Waste Revenue Bonds sold to Oppenheimer Funds, Inc. on February 16,2007) is $

Converted Organics Inc.

By:

Chief Executive Officer

By:

Chief Financial Officer

EXHIBIT A-1

CERTIFICATE OF DRAWDOWN

FORM OF SIGHT DRAFT

DRAWN UNDER PACIFIC MERCANTILE BANK

IRREVOCABLE STANDBY LETTER OF CREDIT

NO. 600704242

DATE

AT SIGHT

Pay to the order of Converted Organics Inc

U.S. DOLLARS

[Amount in words]     U.S. Dollars

TO: Pacific Mercantile Bank

949 South Coast Drive, Ste 300,

Costa Mesa, California 92626

Converted Organics Inc.

By: